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                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549-1004

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                           FORM 8-K INFORMATION*

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                               CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934*



     Date of Report (Date of earliest event reported) November 27, 1996


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                          SDW HOLDINGS CORPORATION
           (Exact name of registrant as specified in its charter)

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                           (Not
     Delaware            applicable*)               13-3795926
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   (State or Other       (Commission     (IRS Employer Identification No.)
   Jurisdiction of       File Number)
   Incorporation)



    2700 Westchester Avenue
         Purchase, NY                                10577-2554
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(Address of Principal Executive                      (Zip Code)
           Offices)

                               (914) 696-0021
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            (Registrant's telephone number, including area code)


     * This report is being voluntarily filed with the Securities and Exchange Commission (the "Commission") pursuant to the registrant's contractual obligations to file with the Commission all reports that would be required to be filed on a Form 8-K. The registrant is not required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


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Item 5.  Other Events.

     On November 27, 1996, Sappi Limited ("Sappi") agreed to acquire (the "Acquisition"), subject to certain customary conditions, the minority common equity interests in SDW Holdings Corporation (the "Company") held by DLJ Merchant Banking Partners, L.P.; DLJ International Partners, C.V.; DLJ Offshore Partners, C.V.; DLJ Merchant Banking Funding, Inc.; DLJ First ESC L.L.C.; and UBS Capital LLC (collectively, the "Sellers"). Jointly, the Sellers own approximately 22% of the common equity of the Company on a fully-diluted basis. The Company owns all the outstanding common stock of S.D. Warren Company.

     Under the terms of the agreement, Sappi has agreed to purchase the Sellers' interests at a price of $17.25 per share of common stock of the Company within 180 days of the date of execution of the agreement.

     Following this Acquisition, Sappi will own over 97% of the common equity of the Company on a fully-diluted basis. Sappi has agreed to use reasonable efforts to acquire the remaining common equity interests in the Company within 120 days of the closing of the Acquisition. A copy of the Company's press release dated December 3, 1996, is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     (99)--Press Release of SDW Holdings Corporation dated December 3,
1996.


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                               SIGNATURE
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     The registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 3, 1996.



                                       SDW HOLDINGS CORPORATION


                                       By: /s/ William E. Hewitt
                                           --------------------------
                                          Name:  William E. Hewitt
                                          Title: Vice President, Treasurer
                                                 and Assistant Secretary




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                             EXHIBIT INDEX
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Exhibit No.                   Description                       Page
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99                Press Release of SDW Holdings Corporation
                    dated December 3, 1996.                       1